SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2007

PLASTICON INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Wyoming	0-32201	20-4263326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3166 Custer Drive, Suite 101, Lexington, Kentucky 40517
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (859) 245-5252
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 1 - Registrant’s Business and Operations

Item 1.03  Bankruptcy or Receivership

On May 16, 2007, the Registrant filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the U. S. Bankruptcy Court Eastern District of Kentucky. The Registrant’s existing officers and directors remain in possession subject to the jurisdiction of the Bankruptcy Court.

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SIGNATURE

PLASTICON INTERNATIONAL, INC.

Dated: May 24, 2007	By:	/s/ James N. Turek, Sr.
James N. Turek, Sr.
President and Chief Executive Officer

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